EXHIBIT 24

                       Re: Consent of Independent Auditors
                       ----------------------------------

We Consent to the reference of our firm under the caption "Experts" and to use of our reports dated May, 14th, 2002 in the Registration Statements on Form SB-2 and related prospectus of Hotel Outsourcing Management Inc. for the registration of 4,514,249 of its Common stock.







Tel  Aviv,Israel
July 3, 2002
                                         Kost, Forer and Gabbay
                                         Certified  Public  Accountants  (Isr)
                                         a  member  of  Ernst & Young  Global